UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2013

________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)

________________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 18, 2013, the Compensation Committee of the Board of Directors of LKQ Corporation (the “Company”) modified or approved the following compensation plans, arrangements and awards for the named executive officers of the Company, effective as of January 1, 2014 (unless otherwise specified):

1.	Base salaries for 2014 were approved as set forth below.

	Current	2014
Robert L. Wagman, President and Chief Executive Officer	$650,000	$800,000
John S. Quinn, Executive Vice President and Chief Financial Officer	500,000	500,000
Walter P. Hanley, Senior Vice President of Development	400,000	400,000
Victor M. Casini, Senior Vice President and General Counsel	400,000	400,000
Steven Greenspan, Senior Vice President - North America	300,000	350,000

2.
Minimum, target and maximum potential bonus percentages for the 2014 calendar year were approved as set forth below. The Compensation Committee will establish 2014 performance goals for the Company in the first quarter of 2014. The bonus award (if any) will be determined by multiplying the officer’s base salary by the bonus percentage that corresponds to the performance goal achieved by the Company.

	Current	2014
Robert L. Wagman	50/100/150	50/100/150
John S. Quinn	35/50/110	35/50/110
Walter P. Hanley	35/50/110	35/50/110
Victor M. Casini	35/50/110	35/50/110
Steven Greenspan	35/50/110	35/50/110

3.
Grants of performance-based restricted stock units (“Performance Units”) under the Company’s 1998 Equity Incentive Plan were approved covering the number of units set forth below. The number of Performance Units granted to Mr. Hanley includes an additional 3,200 units in recognition of his efforts in connection with the Company’s recent agreement to acquire Keystone Automotive Operations, Inc. The Performance Units will be issued on the second Friday of January 2014. Each Performance Unit will convert into one share of LKQ common stock on the applicable vesting date. The Performance Units will be subject to two vesting conditions, each of which must be satisfied: (a) time-based vesting equal to 16.67% of the number of Performance Units subject to the award (rounded to the nearest whole share) on July 14, 2014 and on each six-month anniversary of July 14, 2014; and (b) a performance-based condition of positive fully-diluted earnings per share of the Company (subject to adjustment for certain extraordinary items) for any of the first five fiscal years ending after the grant date.  If and when the performance-based condition is met, all Performance Units that had previously met the time-based vesting condition will vest immediately and the remaining Performance Units will vest according to the remaining schedule of the time-based condition.  If the performance-based condition is not met, all Performance Units will be forfeited. The Performance Units will be subject to the terms and conditions of a Performance-Based Restricted Stock Unit Agreement, the form of which is attached as Exhibit 10.1 to this report on Form 8-K.  In the event a named executive officer’s employment or other affiliation with the Company terminates (other than because of death or disability), all unvested Performance Units will be forfeited. In the event of death or disability, all unvested Performance Units become fully vested. Performance Unit grants are subject to the full terms of the Equity Incentive Plan, which was included as Appendix A to our 2013 Proxy Statement filed with the Securities and Exchange Commission on March 22, 2013.

Units
Robert L. Wagman	50,500
John S. Quinn	35,400
Walter P. Hanley	35,500
Victor M. Casini	32,300
Steven Greenspan	14,500

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of LKQ Corporation Performance-Based Restricted Stock Unit Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 20, 2013

LKQ CORPORATION

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel